Exhibit 10.55

INFORMATION IN THIS EXHIBIT IDENTIFIED BY BRACKETS IS CONFIDENTIAL AND HAS BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10)(IV) OF REGULATION S-K BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT FEDEX TREATS AS PRIVATE OR CONFIDENTIAL.

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

FED-PA-3157-LA-2302761

Federal Express Corporation

3131 Democrat Road

Memphis, TN 38118

Attention:	Mr. Guy See Managing Director – Aircraft Acquisitions & Sales
Subject:	[*]
Reference:

(a) Purchase Agreement No. 3157 between The Boeing Company (Boeing) and Federal Express Corporation (Customer) dated November 7, 2006 relating to Model 777-FREIGHTER aircraft (777 Purchase Agreement)

(b) Letter Agreement No. 6-1162-RRO-1062R3; Option Aircraft, between Boeing and Customer dated June 1, 2022, as amended most recently by Supplemental Agreement No. 36 (Option Aircraft Letter Agreement)

(c) Letter Agreement No. 6-1169-LKJ-0776; SA-30 Option Aircraft, between Boeing and Customer dated June 18, 2018 (SA-30 Option Aircraft Letter Agreement)

This letter agreement (Letter Agreement) amends and supplements the 777 Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the referenced 777 Purchase Agreement.

1.	Background.

1.1 Pursuant to the terms of the Option Aircraft Letter Agreement and the SA-30 Option Aircraft Letter Agreement, [*].

1.2 [*].

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BOEING PROPRIETARY

*   Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type that FedEx treats as private or confidential.

2.	Agreement.

2.1 [*] as listed in Table 2.1 below.

Table 2.1

Referenced Letter Agreement	Contracted Delivery Date	[*]	[*]
(b)	[*]	[*]	[*]
(c)	[*]	[*]	[*]
(c)	[*]	[*]	[*]
(b)	[*]	[*]	[*]
(b)	[*]	[*]	[*]
(c)	[*]	[*]	[*]
(b)	[*]	[*]	[*]
(b)	[*]	[*]	[*]
(b)	[*]	[*]	[*]
(b)	[*]	[*]	[*]
(b)	[*]	[*]	[*]
(b)	[*]	[*]	[*]

2.2 Following Customer’s exercise of [*] 777 Option Aircraft the parties agree to use their best efforts to sign a supplemental agreement to the 777 Purchase Agreement to add the [*] Option Aircraft as Aircraft to the 777 Purchase Agreement within thirty (30) calendar days following option exercise.

2.3 This Letter Agreement shall not be effective unless executed and delivered by the parties on or prior to May 31, 2023.

3.	Confidentiality.

Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

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BOEING PROPRIETARY

*   Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type that FedEx treats as private or confidential.

Very truly yours,

THE BOEING COMPANY

By	/s/ McKenzie Kuckhahn

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: May 23, 2023

FEDERAL EXPRESS CORPORATION

By	/s/ Kevin A. Burkhart

Its	Vice President

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BOEING PROPRIETARY

*   Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type that FedEx treats as private or confidential.